Employee Benefit Plans - Schedule of Defined Benefit Plan Liabilities (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Employee benefit plans
Wages and Salaries	$ 20,677	$ 13,139	$ 12,507
Social security contributions	7,428	3,977	3,611
Net service cost	778	350	449
Other components of defined benefit plans, net	(123)	29	(45)
Total	$ 28,760	$ 17,495	$ 16,522